SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported)           July 31, 2002
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                                  Unitrin, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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        (State or other jurisdiction of incorporation or organization)


 One East Wacker Drive, Chicago, Illinois                 60601
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 (Address of principal executive offices)               (Zip Code)


                0-18298                                95-4255452
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       (Commission File Number)          (I.R.S. Employer Identification No.)


                                 (312) 661-4600
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             (Registrant's telephone number, including area code)


                               Not Applicable
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       (Former name or former address, if changed since last report)


ITEM 9. Regulation FD Disclosure.

         Unitrin, Inc. ("Unitrin") is furnishing herewith the Statements under Oath of its Principal Executive Officer and its Principal Financial Officer regarding facts and circumstances relating to Exchange Act filings as Exhibits 99.1 and 99.2, respectively, which are included herein. Richard
C. Vie, Chairman and Chief Executive Officer of Unitrin, and Eric J. Draut, Executive Vice President and Chief Financial Officer of Unitrin, signed these statements on July 31, 2002. The statements were filed with the Securities and Exchange Commission ("SEC") on August 1, 2002, pursuant to the SEC's Order No. 4-460 (June 27, 2002).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)   Exhibits

         Exhibit No.      Exhibit

          99.1 Statement under Oath of Principal Executive Officer regarding Facts and Circumstances relating to Exchange Act filings

          99.2 Statement under Oath of Principal Financial Officer regarding Facts and Circumstances relating to Exchange Act filings


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Unitrin, Inc.
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Date:  August 1, 2002                  /s/ Eric J. Draut
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                                    Eric J. Draut
                                    Executive Vice President and Chief
                                      Financial Officer